[LOGO]
 BARON
CAPITAL
 FUNDS





PERFORMANCE.................................................1

INVESTMENT STRATEGY.........................................2





































767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

--------------------------------------------------------------------------------
 BARON CAPITAL ASSET FUND


SEMI-ANNUAL REPORT                                               JUNE 30, 2000


Dear Baron Capital Asset
Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Capital Asset Fund's* performance since its inception on October 1, 1998 has been strong both absolutely and relative to the market. The Fund has gained 81.6% (40.6% per year) since the Fund's inception through June 30, 2000. This compares to a gain of 50.7% (26.5% per year) and 50.9% (26.6% per year) for the S&P 500 and Russell 2000 respectively. During the first half of 2000, Baron Capital Asset Fund gained 0.9% and lagged the Russell 2000, +3.0%, while outperforming the S&P 500, -0.5%. Based on the Fund's strong performance in July and August-to-date, +4.3%, it is now outperforming both of these indices year-to-date.
-------
* The inception date for the insurance class was October 1, 1997. Performance results for the retirement class can be found in the supplemental table to this report.

These are Bizarre Times!


Small and Medium Sized Companies

Baron Capital Asset Fund invests in small and medium sized companies. The investment performance of smaller companies in 1999, as measured by the Russell 2000, +21.3%, after under-performing by a record 30 percentage points in 1998 and after years of under-performance, was only slightly better than the performance of larger companies as measured by the S&P 500, +21.0%. In 2000, stocks of smaller cap companies are marginally outperforming stocks of larger companies. Over the last five years the performance of the Russell 2000, +95%, was cumulatively half the performance of the S&P 500, +191%. This relative under-performance of smaller companies has resulted in relative valuations of smaller companies that are compelling. Historically, small company stock prices have usually been able to sustain periods of strong outperformance relative to larger companies that last for years at a time from these price levels. More importantly,

                                    [GRAPH]

======================     ========================   =========================
PERFORMANCE                PERFORMANCE                PERFORMANCE
SIX MONTHS ENDED           SINCE INCEPTION            SINCE INCEPTION
JUNE 30, 2000              OCTOBER 1, 1999 THROUGH    NOVEMBER 25, 1998 THROUGH
                           JUNE 30, 2000              JUNE 30, 2000


INSURANCE SHARES  0.9%
RETIREMENT SHARES 1.O%     INSURANCE SHARES   81.6%   RETIREMENT SHARES   51.1%
RUSSELL 2000*     3.0%     RUSSELL 2000*      50.9%   RUSSELL 2000*       32.2%
S&P 500*         -0.5%     S&P 500*           50.7%   S&P 500*            24.9%
======================     ========================   =========================
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES, THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

bottom up, we are identifying many investment opportunities in what we believe are great businesses that are selling at very attractive prices on an absolute basis as well as on a relative basis to larger cap stocks.

Value vs. Growth - The Gap Narrows

The gap between the performance of growth and value stocks in 1999 was record setting. While the Russell 2000 growth index gained 43.1% for the year, the Russell 2000 value index lost 1.5%! This gap has now begun to narrow. In 2000, year-to-date, the Russell 2000 value index is ahead of the growth index by 16 percentage points. Our focus is on buying what we believe are great businesses with significant growth prospects at reasonable prices. We believe these companies will double in size within four years. We call our style a value orientation toward growth. As value returns to favor, we believe we will benefit.

It's Been a Trading World

Traders have been big winners during the last year, not investors. The combination of unusual stock price volatility and retail momentum investors in mostly technology oriented, limited float stocks has been nirvana for day traders. Even larger, more established, institutional investors or mutual funds that have a momentum style and high turnover have benefited from this trading oriented environment. It is our belief that this, too, will end. We believe that when, not if, normalcy returns to the stock market, investing, investing for the long-term, which is what we do, will once again generate superior long-term investment results. Of course we cannot guarantee that will occur.


--------------------------------------------------------------------------------
INVESTMENT STRATEGY

Baron Capital Asset Fund, like Baron Asset Fund and Baron Growth Fund, is a long-term investor in growth businesses purchased at what we believe are attractive prices.

The most successful mutual fund manager so far, Fidelity's vice-chairman and former Magellan portfolio manager Peter Lynch, observed that he usually didn't make much money until after he had owned shares for two or three years. We concur. And just why is that? Because the most successful investments are often those businesses whose prospects are not yet obvious or evident to others. They are businesses run by entrepreneurs whose dreams are clear to them, but which dreams have not yet been realized. Invest in a business for what it can become, not necessarily just what it is today! Senator Robert Kennedy often remarked that "Some men see things as they are and ask 'why?' I dream things that never were and ask, 'Why not?' " Invest in dreams that we think can become realities...before you read about them on the front pages of business magazines or in Internet chat rooms. That's how we try to invest.

About half of Baron Capital Asset Fund's portfolio is invested in businesses that were quite small when we first invested. . .but had very large opportunities. . .were run by visionary entrepreneurs . . .and have been extraordinarily successful investments. These businesses have since become larger. . .in many instances a lot larger and a lot more profitable.

In 1991, although 80% of businesses had employed temporary employees with light skills, fewer than 20% had used temporary accountants or other highly skilled and highly paid executives or assistants, employees who are the bread and butter of Max Messmer's temporary employment agency Robert Half. Probably no one was then thinking about Internet-sourced job candidates. Based in Silicon Valley, how could Max have missed it? He didn't. Robert Half's earnings had grown 30-40% annually for years, and after slowing in the middle of last year due to candidate shortages, have reaccelerated in recent quarters as Internet initiatives have impacted results.

Also in 1991, Ron Taylor's and Dennis Keller's DeVry's for-profit, accredited schools offered students, many of whom were minorities, a technical education, a college degree for a lot lower cost than private colleges and a virtually assured job. The Department of Education then forecast that 80% of jobs in ten years would require post secondary education, but only 25% of our population were so educated. Ivy educated investors and analysts then looked askance at DeVry's privately owned for-profit colleges. No longer. I can hardly remember when DeVry's quarterly earnings did not increase 20-25% from the prior year.

In 1992, few thought Chuck Schwab's and David Pottruck's Charles Schwab's Mutual Fund Marketplace was about to revolutionize the distribution of mutual funds. Schwab, the same technology-oriented discount broker that had led the way on May Day in 1975 when stock brokerage commissions became negotiable. Who would have thought this Silicon Valley based technology business disguised as a discount stock broker would be the leader in reinventing full service brokerage with an Internet backbone in 2000? Chuck and Dave. That's who. Schwab's customer assets have grown 40% annually since we first invested in 1992, driving earnings growth at about the same pace.

In 1993, George Blumenthal and Barclay Knapp raised the financing required to acquire a U.K. cable television franchise that could also offer residential and business telephony services to compete against the notoriously poor service provider British Tel. NTL has since acquired a communications tower business, most of its cable competitors, successfully obtained both telephony and cable customers, begun to offer Internet access and digital television, raised billions in capital, most recently from Microsoft and France Telecom, and has recently begun to expand its services to Continental Europe. Whew!

In 1995, few recognized that hardcharging Michael Mark's Flextronic's would have the opportunity to outsource the manufacturing for the likes of Motorola, Ericsson, Microsoft, et. al. by

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

manufacturing for them in low cost jurisdictions such as China, Mexico and Eastern Europe and would grow his business twenty fold in five years with the potential to quadruple it again in the next five!

In 1996, investors had not yet recognized that Mac Tichenor's Hispanic Broadcasting would be able to dominate Spanish radio with its carefully researched programming catering to a rapidly growing Hispanic population driving ratings while its aggressive sales force would sell its leading market shares for rapidly increasing "power ratios." Ditto in 1997 for Jerry Perenchio's even more dominant Spanish television station business, Univision, with its unique programming almost impossible to copy. Steve Dodge recognized before others the explosive incipient demand for wireless communications. Steve raised the capital, and acquired and built American Tower into the largest U.S. communications tower business that is growing rapidly due to demand for voice services and could soar with demand for data services, "the Internet everywhere and anywhere all the time."

The table below lists Baron Asset Fund's small cap investments that have already been so successful they are no longer small cap investments. Although these investments were made in another Fund, Baron Capital Asset Fund holds most of the securities listed and is managed similarly to Baron Asset Fund using the same philosophy and style. Since the positions were purchased at a later date, however, the actual appreciation for Baron Capital Asset Fund is not as great as for Baron Asset Fund. The Table is presented here to show examples of how we believe our investment philosophy and long-term approach offers shareholders the opportunity to see small cap investments grow. Of course we may not achieve our goals, but we believe in the power of growth. And, the power of the visionary, hardworking, ethical, smart executives who make it happen. When investors question our admiration and respect for and relationships with the executives who run the companies in which we invest, we direct their attention to the table below. It's too bad, of course, that we, on occasion, misjudge people. But, overall, as you can see, the results of our program to "invest in people, not just buildings" have been positive.

                                    Table I
                       Successful small-cap investments.
                               Baron Asset Fund
                               Date Initial Purchase     Appreciation
Robert Half ...............            1991                  75X
DeVry .....................            1991                  19X
Charles Schwab ............            1992                  60X
NTL .......................            1993                   7X
Flextronics ...............            1995                  19X
Dollar Tree ...............            1995                   8X
Hispanic Bdcstg ...........            1996                   8X
Cox Radio .................            1996                   5X
Westwood One ..............            1996                  10X
Univision .................            1997                   7X
American Tower ............            1998                   3X
United Globalcom ..........            1998                   6X
Four Seasons ..............            1998                   3X
--------------------------------------------------------------------------------

The challenge is to balance our already successful investments, against ones in which we continue to believe we can double our money within the next four years, with newer, as of yet unproven investments. Our investment strategy is to have roughly the remaining half of the portfolio invested in new investment themes that offer us the opportunity to generate comparable investment results to those outlined in the table above. We believe that the Fund owns many investments in companies with great prospects for growth selling at attractive prices. Our goal is that many of these companies will some day join the above list of successful investments in which we have made 3X, 5X or even 10X our original investment. Of course we might not achieve our goals.

Portfolio Structure

Baron Capital Asset Fund invests in a relatively small number of securities. As of June 30, 2000, the Fund owned 61 companies. We believe that we can gain the greatest investment advantage by concentrating our investments in the businesses in which our original, independent research has identified the greatest opportunities for long term capital appreciation. As of June 30, the Fund had 35% of its portfolio invested in its ten largest positions.

10 Largest security positions


Charles Schwab .................     5.5%
ChoicePoint Inc. ...............     4.0%
NTL, Inc. ......................     3.7%
Apollo Group Inc. ..............     3.5%
Citizen Communications .........     3.2%
Flextronics Int'l ..............     3.2%
Southern Union .................     3.1%
Ethan Allen ....................     3.0%
Rural Cellular Corp. ...........     3.0%
DeVry Inc. .....................     2.9%
                                   -----
Subtotal .......................    35.1%
51 other positions .............    59.0%
Cash ...........................     5.9%
Total ..........................   100.0%

Thank you for investing in Baron Capital Asset Fund

We are pleased with the Fund's start but recognize that it is less than two years old. We will work hard to invest your savings within a philosophy and approach to investing that has served as well over a long period of time. We hope to earn over the years the confidence you have placed in us by becoming shareholders of the Fund.

Sincerely,

/s Ronald Baron
-----------------
Ronald Baron
Chairman & CEO
August 10, 2000

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------
Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization (Unaudited)
--------------------------------------------------------------------------------
The Fund invests primarily in small and medium sized companies. Table I ranks the Fund's investments by market capitalization and displays the percentage of the Fund's portfolio invested in each market capitalization category. At times the Fund will invest in companies with market capitalizations greater than $5 billion.
--------------------------------------------------------------------------------
Baron Capital Asset Fund
--------------------------------------------------------------------------------
                                                      Equity
                                                    Market Cap          % of
                    Company                        (in millions)     Net Assets
--------------------------------------------------------------------------------
                                Large Capitalization
--------------------------------------------------------------------------------
AT&T Liberty Media Group Cl A .................  $62,621           1.1%
Charles Schwab Corp. ..........................   42,453           5.5
NTL, Inc. .....................................    8,509           3.7
Flextronics Intl., Ltd. .......................    7,931           3.2
Nextel Partners, Inc., Cl A ...................    7,822           0.3
American Tower Corp., Cl A ....................    6,599           1.3
Crown Castle Intl. Corp. ......................    5,836           1.1
Robert Half Intl., Inc. .......................    5,061           2.3
                                                                   ---
                                                                  18.5%
                               Medium Capitalization
--------------------------------------------------------------------------------
Citizens Utilities Co. ........................  $ 4,548           3.2%
UnitedGlobalCom, Inc., Cl A ...................    4,470           0.8
Dollar Tree Stores, Inc. ......................    4,064           1.5
Lamar Advertising Co., Cl A ...................    3,836           0.9
Westwood One, Inc. ............................    3,833           1.1
McLeodUSA, Inc., Cl A .........................    3,321           1.2
Capstone Turbine Corp. ........................    3,304           0.1
Primedia, Inc. ................................    3,304           1.1
SFX Entertainment, Inc., Cl A .................    3,027           2.1
Entercom Comm. Corp. ..........................    2,202           2.3
Apollo Group, Inc., Cl A ......................    2,123           3.5
RCN Corp. .....................................    1,982           1.2
ChoicePoint, Inc. .............................    1,847           4.0
DeVry, Inc. ...................................    1,841           2.9
XM Satellite Radio Hldgs., Inc., Cl A .........    1,825           0.6
Sirius Satellite Radio, Inc. ..................    1,721           0.7
Getty Images, Inc. ............................    1,715           2.3
                                                                   ---
                                                                  29.5%

                                                   Equity
                                                 Market Cap          % of
                    Company                     (in millions)     Net Assets
--------------------------------------------------------------------------------
                                Small Capitalization
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp., Cl A .................  $ 1,406           2.4%
Citadel Comm. Corp. ...........................    1,286           1.4
The Yankee Candle Co., Inc. ...................    1,179           0.4
Commonwealth Telephone Ent., Inc. .............    1,051           2.2
OM Group, Inc. ................................    1,051           2.1
Sotheby's Hldgs., Inc., Cl A ..................    1,030           1.6
Ethan Allen Interiors, Inc. ...................      949           3.0
Electric Lightwave, Inc., Cl A ................      942           1.2
Wink Comm., Inc. ..............................      932           0.5
Rural Cellular Corp., Cl A ....................      901           3.0
Liberty Livewire Corp., Cl A ..................      889           2.6
Radio One, Inc., Cl A .........................      836           1.1
Azurix Corp. ..................................      821           0.4
CoreComm, Ltd. ................................      783           1.7
Southern Union Co. ............................      783           3.1
Motient Corp. (formerly American Mobile
  Satellite Corp.) ............................      777           1.2
Gabelli Asset Mgmt., Inc., Cl A ...............      740           0.5
Manor Care, Inc. ..............................      716           2.0
Industrie Natuzzi SPA ADR .....................      682           0.5
Expedia, Inc., Cl A ...........................      657           0.7
Seacor Smit, Inc. .............................      653           0.5
Vail Resorts, Inc. CL A .......................      581           1.0
Sun Intl. Hotels, Ltd. ........................      557           1.9
Choice Hotels Intl., Inc. .....................      530           1.2
Education Mgmt. Corp. .........................      521           1.1
Libbey, Inc. ..................................      489           1.2
American Classic Voyages Co. ..................      428           1.0
drugstore.com, Inc. ...........................      393           1.2
Alexander's, Inc. .............................      366           0.1
Saga Comm., Inc., Cl A ........................      363           2.1
DVI, Inc. .....................................      228           0.7
Smart and Final, Inc. .........................      224           0.2
Radio One, Inc., Cl D .........................       62           1.7
The Sports Club Co., Inc. .....................       62           0.2
                                                                   ---
                                                                  45.7%

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

Table II
--------------------------------------------------------------------------------
Historical Information (Unaudited)
--------------------------------------------------------------------------------
Table II displays on a quarterly basis each class' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a class at the time of its inception.
--------------------------------------------------------------------------------

Insurance Shares
--------------------------------------------------------------------------------

                                   Net Asset                       Value of Shares
                                     Value                        Owned, if Initial
  Date        Class Net Assets     Per Share     Dividends     Investment was $10,000*
----------   ------------------   -----------   -----------   ------------------------
10/01/98         $   100,000      $ 10.00                              $10,000
--------         -----------      -------                              -------
12/31/98             806,286       13.25                                13,250
--------         -----------      -------                              -------
03/31/99           2,257,290       14.10                                14,100
--------         -----------      -------                              -------
06/30/99           9,763,273       15.66        $ 0.196                 15,861
--------         -----------      -------       -------                -------
09/30/99          14,113,049       14.67                                14,858
--------         -----------      -------                              -------
12/31/99          31,238,741       17.77                                17,998
--------         -----------      -------                              -------
03/31/00          53,190,352       19.70                                19,953
--------         -----------      -------                              -------
06/30/00          60,504,930       17.89         0.040                  18,160
--------         -----------      -------       -------                -------

* Assumes all dividends were reinvested and no shares were redeemed.


Retirement Shares
--------------------------------------------------------------------------------

                                   Net Asset                       Value of Shares
                                     Value                        Owned, if Initial
  Date        Class Net Assets     Per Share     Dividends     Investment was $10,000*
----------   ------------------   -----------   -----------   ------------------------
11/25/98         $2,400,000       $ 12.06                              $10,000
--------         ----------       -------                              -------
12/31/98          2,638,488        13.26                                10,995
--------         ----------       -------                              -------
03/31/99          2,809,738        14.11                                11,700
--------         ----------       -------                              -------
06/30/99          3,158,955        15.67        $ 0.197                 13,161
--------         ----------       -------       -------                -------
09/30/99          2,961,439        14.69                                12,337
--------         ----------       -------                              -------
12/31/99          3,589,954        17.81                                14,958
--------         ----------       -------                              -------
03/31/00          3,982,115        19.76                                16,596
--------         ----------       -------                              -------
06/30/00          3,625,539        17.95         0.040                  15,109
--------         ----------       -------       -------                -------

* Assumes all dividends were reinvested and no shares were redeemed.

AVERAGE ANNUAL RETURN

                          Period ended June 30, 2000

Insurance Shares
--------------------------------------------------------------------------------
One year                                                                 14.5%
--------------------------------------------------------------------------------
Since inception October 1, 1998                                          40.6%
--------------------------------------------------------------------------------
Retirement Shares
--------------------------------------------------------------------------------
One year                                                                 14.8%
--------------------------------------------------------------------------------
Since inception November 25, 1998                                        29.4%
--------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Capital Asset Fund including charges and expenses, contact your plan administrator or participating insurance company for a copy of the Fund's prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Capital Asset Fund unless accompanied or preceded by the Fund's current prospectus.

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

   Shares                                                   Value
-------------------------------------------------------------------
Common Stocks (93.73%)
-------------------------------------------------------------------
              Business Services (7.25%)
   57,500     ChoicePoint, Inc.*                         $ 2,558,750
   14,000     Lamar Advertising Co., Cl A*                   606,375
   52,000     Robert Half Intl., Inc.*                     1,482,000
                                                         -----------
                                                           4,647,125
              Chemical (2.06%)
   30,000     OM Group, Inc.                               1,320,000

              Communications (20.65%)
   20,000     American Tower Corp., Cl A*                    833,750
   30,000     Commonwealth Telephone Ent., Inc.*           1,411,875
   55,000     CoreComm, Ltd.*                              1,072,500
   20,000     Crown Castle Intl. Corp.*                      730,000
   40,000     Electric Lightwave, Inc., Cl A*                747,500
   24,000     Liberty Livewire Corp., Cl A*                1,686,000
   36,000     McLeodUSA, Inc., Cl A*                         744,750
   50,000     Motient Corp. (formerly American
               Mobile Satellite Corp.)*                      784,375
    5,000     Nextel Partners, Inc., Cl A*                   162,813
   40,000     NTL, Inc.*                                   2,395,000
   30,000     RCN Corp.*                                     761,250
   25,000     Rural Cellular Corp., Cl A*                  1,914,062
                                                         -----------
                                                          13,243,875
              Consumer Services (0.69%)
   30,000     Expedia, Inc., Cl A*                           444,375

              Education (7.51%)
   80,000     Apollo Group, Inc., Cl A*                    2,240,000
   70,000     DeVry, Inc.*                                 1,850,625
   40,000     Education Mgmt. Corp.*                         722,500
                                                         -----------
                                                           4,813,125
              Energy (0.54%)
    9,000     Seacor Smit, Inc.*                             348,188

              Financial (6.80%)
  105,000     Charles Schwab Corp.                         3,530,625
   30,000     DVI, Inc.*                                     480,000
   14,000     Gabelli Asset Mgmt., Inc., Cl A*               350,000
                                                         -----------
                                                           4,360,625
              Health Services (1.96%)
  180,000     Manor Care, Inc. *                           1,260,000

              Hotels and Lodging (1.24%)
   80,000     Choice Hotels Intl., Inc.*                     795,000

              Manufacturing (3.21%)
   30,000     Flextronics Intl., Ltd.*                     2,060,625

              Media and Entertainment (13.29%)
   30,000     AT&T Liberty Media Group Cl A*                 731,250
   25,000     Citadel Comm. Corp.*                           873,438
   30,000     Entercom Comm. Corp.*                        1,462,500
   25,000     Radio One, Inc., Cl A*                         739,062
   50,000     Radio One, Inc., Cl D*                       1,103,125
   60,000     Saga Comm., Inc., Cl A*                      1,320,000
   10,000     Sirius Satellite Radio, Inc.*                  443,125
   10,500     UnitedGlobalCom, Inc., Cl A*                   490,875
   20,000     Westwood One, Inc.*                            682,500
   10,000     Wink Comm., Inc.*                              305,000
   10,000     XM Satellite Radio Hldgs., Inc., Cl A*         374,375
                                                         -----------
                                                           8,525,250
              Printing & Publishing (3.38%)
   40,000     Getty Images, Inc.*                          1,482,500
   30,000     Primedia, Inc.*                                682,500
                                                         -----------
                                                           2,165,000

   Shares                                                   Value
--------------------------------------------------------------------
              Real Estate and REITs (0.11%)
    1,000     Alexander's, Inc.*                         $    73,250

              Recreation and Resorts (6.17%)
   30,000     American Classic Voyages Co.*                  618,750
   54,300     AMF Bowling, Inc.*                              10,181
   30,000     SFX Entertainment, Inc., Cl A*               1,359,375
   60,000     Sun Intl. Hotels, Ltd.*                      1,200,000
   32,500     The Sports Club Co., Inc.*                     113,750
   40,000     Vail Resorts, Inc. CL A*                       652,500
                                                         -----------
                                                           3,954,556
              Retail Trade and Restaurants (10.32%)
   24,000     Dollar Tree Stores, Inc.*                      949,500
  100,000     drugstore.com, Inc.*                           753,130
   80,000     Ethan Allen Interiors, Inc.                  1,920,000
  110,000     Polo Ralph Lauren Corp., Cl A*               1,567,500
   15,439     Smart and Final, Inc.*                         118,687
   60,000     Sotheby's Hldgs., Inc., Cl A                 1,050,000
   12,000     The Yankee Candle Co., Inc.*                   259,500
                                                         -----------
                                                           6,618,317
              Utility Services (6.83%)
   40,000     Azurix Corp.*                                  280,000
      800     Capstone Turbine Corp.*                         36,050
  120,000     Citizens Utilities Co.*                      2,070,000
  126,000     Southern Union Co.*                          1,992,375
                                                         -----------
                                                           4,378,425
              Wholesale Trade (1.72%)
   25,000     Industrie Natuzzi SPA ADR                      296,875
   25,000     Libbey, Inc.                                   803,125
                                                         -----------
                                                           1,100,000
                                                         -----------
Total Common Stocks
  (Cost $53,461,987)                                      60,107,736
                                                         -----------
--------------------------------------------------------------------
Warrants (0.36%)
--------------------------------------------------------------------
               Communications
   37,500      CoreComm, Ltd. Exp 05/26/2002*@
                (Cost $736,875)                              231,250
                                                         -----------
Total Investments (94.09%)
   (Cost $54,198,862**)                                   60,338,986
                                                         -----------
Cash and Other Assets
  Less Liabilities (5.91%)                                 3,791,483
                                                         -----------


Net Assets (100.00%)                                     $64,130,469
                                                         ===========

Net Asset Value per Share
Insurance Shares:
Net asset value, offering and redemption price
  per share (based on net assets of $60,504,93
  and 3,382,009 shares of beneficial Interest
  outstanding)                                           $     17.89
                                                         ===========
----------
  %    Represents percentage of net assets
  *    Non-income producing securities
  @    Restricted securities
 ** For Federal income tax purposes the cost basis is $54,207,872. Aggregate unrealized appreciation and depreciation of invest-ments are $11,519,999 and $5,388,885, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

     Assets:
      Investments in securities, at value (Cost $54,198,862) ............................    $60,338,986
      Cash ..............................................................................      3,647,620
      Dividends and interest receivable .................................................         50,618
      Receivable for securities sold ....................................................         51,112
      Receivable for shares sold ........................................................        193,022
                                                                                             -----------
                                                                                              64,281,358
                                                                                             -----------
     Liabilities:
      Payable for securities purchased ..................................................         13,175
      Payable for shares redeemed .......................................................        123,893
      Accrued expenses and other payables ...............................................         13,821
                                                                                             -----------
                                                                                                 150,889
                                                                                             -----------
     Net Assets .........................................................................    $64,130,469
                                                                                             ===========
     Net Assets consist of:
      Capital paid-in ...................................................................    $58,114,066
      Accumulated net investment loss ...................................................       (232,068)
      Accumulated net realized gain .....................................................        108,347
      Net unrealized appreciation on investments ........................................      6,140,124
                                                                                             -----------
     Net Assets .........................................................................    $64,130,469
                                                                                             ===========
     Net Asset Value Per Share
     Insurance Shares
       Net asset value, offering and redemption price per share (based on net assets of
         $60,504,930 and 3,382,009 shares outstanding) ..................................    $     17.89
                                                                                             ===========
     Retirement Shares
       Net asset value, offering and redemption price per share (based on net assets of
         $3,625,539 and 202,016 shares outstanding) .....................................    $     17.95
                                                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

     Investment income:
      Income:
        Interest .....................................................    $  108,594
        Dividends ....................................................        45,113
                                                                          ----------
        Total income .................................................       153,707
                                                                          ----------
      Expenses:
        Investment advisory fees .....................................       260,037
        Distribution fees -- Insurance Shares ........................        60,729
        Shareholder servicing agent fees .............................        17,822
        Reports to shareholders ......................................        27,841
        Custodian fees ...............................................         4,392
        Registration and filing fees .................................        18,112
        Professional fees ............................................        12,877
        Trustee fees .................................................           350
        Miscellaneous ................................................           917
                                                                          ----------
        Total expenses ...............................................       403,077
        Less: Expense reimbursement by investment adviser ............       (17,302)
                                                                          ----------
        Net expenses .................................................       385,775
                                                                          ----------
        Net investment loss ..........................................      (232,068)
                                                                          ----------
     Realized and unrealized gain on investments:
      Net realized gain on investments sold ..........................       117,128
      Change in net unrealized appreciation of investments ...........       509,782
                                                                          ----------
        Net gain on investments ......................................       626,910
                                                                          ----------
        Net increase in net assets resulting from operations .........    $  394,842
                                                                          ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(Unaudited)

                                                                                   For The
                                                                                  Six Months         For The Year
                                                                                    Ended                Ended
                                                                                June 30, 2000      December 31, 1999
                                                                              -----------------   ------------------
   INCREASE (DECREASE) IN NET ASSETS:
    Operations:
     Net investment loss ..................................................     ($   232,068)        ($    87,138)
     Net realized gain on investments sold ................................          117,128              220,944
     Change in net unrealized appreciation on investments .................          509,782            5,449,881
                                                                                 -----------          -----------
     Increase in net assets resulting from operations .....................          394,842            5,583,687
                                                                                 -----------          -----------

   Distributions to shareholders from:
    Net investment income:
     Insurance Shares .....................................................                0               (2,887)
     Retirement Shares ....................................................                0               (1,194)
    Net realized gain on investments:
     Insurance Shares .....................................................         (134,524)            (110,285)
     Retirement Shares ....................................................           (8,063)             (38,010)
                                                                                 -----------          -----------
                                                                                    (142,587)            (152,376)
                                                                                 -----------          -----------
    Capital share transactions:
     Insurance Shares:
       Proceeds from the sale of shares ...................................       35,504,588           30,980,161
       Net asset value of shares issued in reinvestment of dividends ......          134,524              113,172
       Cost of shares redeemed ............................................       (6,597,656)          (5,179,651)
     Retirement Shares:
       Proceeds from the sale of shares ...................................                0                2,080
       Net asset value of shares issued in reinvestment of dividends ......            8,063               39,204
       Cost of shares redeemed ............................................                0               (2,356)
                                                                                 -----------          -----------

       Increase in net assets derived from capital share transactions .....       29,049,519           25,952,610
                                                                                 -----------          -----------

       Net increase in net assets .........................................       29,301,774           31,383,921

    Net assets:
     Beginning of period ..................................................       34,828,695            3,444,774
                                                                                 -----------          -----------
     End of period ........................................................      $64,130,469          $34,828,695
                                                                                 ===========          ===========

    Accumulated net investment loss at the end of period ..................     ($   232,068)         $         0
                                                                                 ===========          ===========

    Shares of Beneficial Interest:
     Insurance Shares:
       Shares sold ........................................................        1,986,506            2,033,403
       Shares issued in reinvestment dividends ............................            7,532                7,401
       Shares redeemed ....................................................         (370,453)            (343,220)
                                                                                 -----------          -----------
       Net increase in Insurance Shares outstanding .......................        1,623,585            1,697,584
                                                                                 ===========          ===========

     Retirement Shares:
       Shares sold ........................................................                0                  154
       Shares issued in reinvestment dividends ............................              450                2,561
       Shares redeemed ....................................................                0                 (154)
                                                                                 -----------          -----------
       Net increase in Retirement Shares outstanding ......................              450                2,561
                                                                                 ===========          ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Baron Capital Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company. The Trust currently consists of one series, Baron Capital Asset Fund (the "Fund"). There are currently two classes of shares: the Insurance Shares and the Retirement Shares. The Insurance Shares are offered in connection with variable annuity contracts and variable life insurance contracts offered by life insurance companies. The Retirement Shares are offered to certain qualified retirement plans. The two classes of shares differ in their respective shareholder servicing and distribution expenses. The two classes have identical rights to earnings, assets and voting privileges, except for class specific-expenses and exclusive voting rights with respect to matters affecting that individual class. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Security Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(c) Federal Income Taxes. It is the policy of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) Distributions. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's.

(e) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(2) Purchases and Sales of Securities. For the six months ended June 30, 2000, purchases and sales of securities, other than short term securities, aggregated $33,272,331 and $5,846,750, respectively.

(3) Investment Advisory Fees and Other Transactions with Affiliates

(a) Investment Advisory Fees. BAMCO, Inc., (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), serves as investment adviser to the Fund. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.25% for the Retirement Shares and for the Insurance Shares, 1.5% for the first $250 million of net assets; 1.35% for the next $250 million of net assets, and 1.25% for net assets over $500 million.

(b) Distribution Fees. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG, is a registered broker dealer and the distributor of the Insurance Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Fund to pay BCI a distribution fee equal on an annual basis to 0.25% of average daily net assets of the Insurance Shares.

Brokerage transactions for the Fund may be effected by or through BCI. During the six months ended June 30, 2000, BCI earned brokerage commissions of $46,436.

(c) Organization Costs. Costs incurred in connection with the organization and initial registration of the Fund have been paid by BAMCO, Inc.

(d) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Fund's Adviser or of BCI. None of the Trustees so affiliated received compensation for his/her services as a Trustee of the Trust. None of the Fund's officers received compensation from the Fund.

(4) Restricted Securities.
A summary of the restricted securities held at June 30, 2000 follows:

                                               Acquisition
Name of Issuer                                    Date            Value
 CoreComm, Ltd. Warrants Exp. 05/26/2002      11/17/1999         $231,250
  (Cost $736,875) (0.36% of Net Assets)

--------------------------------------------------------------------------------
        B A R O N        C A P I T A L        A S S E T        F U N D
--------------------------------------------------------------------------------

(5) FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------

Insurance Shares:

                                            Six Months               Year ended December 31,
                                              ended
                                          June 30, 2000             1999                1998*
                                     -----------------------  ----------------  --------------------
Net asset value, beginning of
  period ..........................     $       17.77           $     13.25        $    10.00
                                        -------------           -----------        ----------
Income from investment
  operations
Net investment income (loss) ......             (0.07)                (0.06)             0.02
Net realized and unrealized gains
  on investments ..................              0.23                  4.78              3.23
                                        --------------          -----------        ----------
  Total from investment
     operations ...................              0.16                  4.72              3.25
                                        --------------          -----------        ----------
Less distributions
Dividends from net investment
  income ..........................              0.00                 (0.01)             0.00
Distributions from net realized
  gains ...........................             (0.04)                (0.19)             0.00
                                        --------------          -----------        ----------
  Total distributions .............             (0.04)                (0.20)             0.00
                                        --------------          -----------        ----------
Net asset value, end of period ....     $       17.89           $     17.77        $    13.25
                                        ==============          ===========        ==========
  Total Return ....................               0.9%                 35.8%             32.5%
                                        --------------          -----------        ----------
Ratios/Supplemental Data
Net assets (in thousands), end of
  period ..........................     $    60,504.9            $ 31,238.7        $    806.3
Ratio of total expenses to aver-
  age net assets ..................              1.53%**               1.88%             7.62%**
Less: Expense reimbursement by
  investment adviser ..............             (0.03%)**             (0.38%)           (6.17%)**
                                        --------------          -----------        -----------
Ratio of net expenses to average
  net assets ......................              1.50%**               1.50%             1.45%**
                                        ==============          ===========        ===========
Ratio of net investment income
  (loss) to average net assets ....             (0.91%)**             (0.78%)            0.99%**
Portfolio turnover rate ...........             12.24%                37.18%            37.11%

--------------------------------------------------------------------------------
 * For the period October 1, 1998 (commencement of operations) to December 31, 1998.
** Annualized.

Retirement Shares:

                                           Six Months                Year ended December 31,
                                              ended
                                          June 30, 2000            1999                1998*
                                     ----------------------  ---------------  ----------------------
Net asset value, beginning of
  period ..........................     $      17.81           $    13.26        $      12.06
                                        ------------           ----------        ------------
Income from investment
  operations
Net investment income (loss) ......            (0.06)               (0.04)               0.02
Net realized and unrealized gains
  on investments ..................             0.24                 4.79                1.18
                                        -------------          ----------        ------------
  Total from investment
     operations ...................             0.18                 4.75                1.20
                                        -------------          ----------        ------------
Less distributions
Dividends from net investment
  income ..........................             0.00                (0.01)               0.00
Distributions from net realized
  gains ...........................            (0.04)               (0.19)               0.00
                                        -------------          ----------        ------------
  Total distributions .............            (0.04)               (0.20)               0.00
                                        -------------          ----------        ------------
Net asset value, end of period ....     $      17.95           $    17.81        $      13.26
                                        =============          ==========        ============
  Total Return                                   1.0%                36.0%               10.0%
                                        -------------          ----------        ------------
Ratios/Supplemental Data
Net assets (in thousands), end of
  period ..........................     $    3,625.5            $ 3,590.0         $   2,638.5
Ratio of total expenses to aver-
  age net assets ..................             1.80%**              1.62%               7.38%**
Less: Expense reimbursement by
  investment adviser ..............            (0.55%)**            (0.38%)             (6.17%)**
                                        -------------          ----------        -------------
Ratio of net expenses to average
  net assets ......................              1.25%**             1.24%                1.21%**
                                        =============          ==========        =============
Ratio of net investment income
  (loss) to average net assets ....             (0.67%)**           (0.28%)               1.34%**
Portfolio turnover rate ...........             12.24%              37.18%               37.11%

--------------------------------------------------------------------------------
 * For the period Novermber 25, 1998 (commencement of operations) to December 31, 1998.
** Annualized.

[LOGO]
 BARON
CAPITAL
 FUNDS




































                                                                    2QR00